UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 30, 2006

Date of Report

(Date of earliest event reported)

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116

(Address of principal executive offices, including Zip Code)

503-359-9300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations attached hereto as Exhibit 99.1 is being filed in connection with the filing of our Registration Statement on Form S-3 dated March 30, 2006 for offering, issuance and sale of up to $75,000,000 of Common Stock, Preferred Stock, Senior or Subordinated Debt Securities, Convertible Debt Securities and Stock Purchase Warrants.

(d)	Exhibits

99.1	Unaudited pro forma condensed combined statement of operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2006	/s/ Lynda C. Ramsey
Lynda C. Ramsey
Vice President, Treasurer

INDEX TO EXHIBITS

99.1	Unaudited pro forma condensed combined statement of operations